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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 5, 1999
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                                WAVO Corporation
                                ----------------
             (Exact name of Registrant as specified in its Charter)




      Indiana                     0-24858                     86-0491428
      -------                     -------                     ----------
  (State or other               (Commission                 (I.R.S.Employer
  Jurisdiction of                 File No.)                Identification No.)
   Incorporation)




            3131 E. Camelback Rd., Suite 320, Phoenix, Arizona 85016
            --------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)


       Registrant's telephone number, including area code: (602) 952-5500
                                                           --------------
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         Effective as of November 5, 1999, Ernst & Young LLP ("E&Y") was
dismissed as the independent accountants of Wavo Corporation (the "Company"). On November 5, 1999, the Company engaged Deloitte & Touche LLP ("Deloitte"), as its independent accountants to audit the Company's consolidated financial statements for the fiscal year ended December 31, 1999. The decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.
         E&Y's reports on the consolidated financial statements of the Company as of December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
         During the Company's two most recent fiscal years ended December 31, 1998 and December 31, 1997, and for the period from January 1, 1999 through November 5, 1999, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, during the Company's two most recent fiscal years ended December 31, 1998 and December 31, 1997, and for the period from January 1, 1999 through November 5, 1999, there did not occur any kind of event listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K, Item 304.
         In connection with the Company's engagement of Deloitte as its independent accountants for the fiscal year ended December 31, 1999, neither the Company nor any person acting on behalf of the Company, consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K, Item 304, and the related instructions) or a reportable event as described in paragraph (a)(1)(v) of Regulation S-K, Item 304.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits.


Exhibit No.                         Exhibit
-----------                         -------
16                                  Letter from Ernst & Young LLP to the
                                    Securities and Exchange Commission dated
                                    November 8, 1999.









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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WAVO CORPORATION


Dated: November 10, 1999              /s/Kenneth D. Swenson
                                      ---------------------
                                      Kenneth D. Swenson,
                                      Executive Vice President and
                                      Chief Financial Officer







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
                                INDEX TO EXHIBITS



Exhibit No.            Exhibit
-----------            -------

16                     Letter from Ernst & Young LLP to the Securities and
                       Exchange Commission dated November 8, 1999.








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